UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — June 25, 2020

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

330 Hudson Street, 10th Floor, New York, NY 10013
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment to 2016 Stock Incentive Plan

As reported in Item 5.07 below, on June 25, 2020, the shareholders of MDC Partners Inc. (the ”Company”) approved amendments to the Company’s 2016 Stock Incentive Plan (the “Plan”) to:

•	increase the maximum number of shares available for issuance under the Plan from 2,750,000 to 5,250,000;

•	increase the maximum number of shares that may be covered by Incentive Awards granted under the Plan to any single Participant in any fiscal year from 300,000 to 600,000;

•	increase the maximum aggregate equity awards that that may be issued under the Plan to executive officers in any fiscal year from 2% of the Company’s issued and outstanding shares to 3% of the Company’s issued and outstanding shares; and

•	restate the Plan to incorporate the amendments.

Capitalized terms used above and not otherwise defined have the meanings set forth in the Plan.

The foregoing summary description of the amendment to the Plan is qualified in its entirety by reference to the full text of the Amended and Restated 2016 Stock Incentive Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual and Special Meeting of Shareholders

The Company held its 2020 Annual and Special Meeting of Shareholders on June 25, 2020 (the “Meeting”). The four proposals considered at the Meeting are described in the Company’s 2020 Proxy Statement filed with the Securities and Exchange Commission on May 26, 2020. Each of the four proposals was approved by the Company’s shareholders and the final voting results are set forth below:

1.	Election of Directors:

	For	Withheld	Broker Non-Votes
Mark J. Penn	58,776,329	535,721	4,748,446
Charlene Barshefsky	58,873,606	483,444	4,748,446
Asha Daniere	59,228,815	83,235	4,748,446
Bradley J. Gross	58,830,349	481,701	4,748,446
Wade Oosterman	56,404,511	2,907,539	4,748,446
Desirée Rogers	58,746,688	565,362	4,748,446
Irwin D. Simon	55,992,765	3,319,285	4,748,446

2.	Approval, on an advisory basis, of Executive Compensation:

For	Against	Broker Non-Votes
57,822,086	1,489,964	4,748,446

3.	Approval of Amendment to 2016 Stock Incentive Plan:

For	Against	Broker Non-Votes
58,515,144	796,906	4,748,446

4.	Approval of appointment of BDO USA, LLP as the Company’s auditors for the fiscal year ending December 31, 2020:

For	Withheld
63,921,818	138,678

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	MDC Partners Inc. Amended and Restated 2016 Stock Incentive Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2020

MDC Partners Inc.

By:	/s/ Jonathan Mirsky
Jonathan B. Mirsky
General Counsel & Corporate Secretary

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